UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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LAUDUS TRUST
LAUDUS INSTITUTIONAL TRUST

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Shareholder Proxy

Funds Participating in the Meeting on October 5, 2011

Laudus Trust

Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Fixed Income Fund
Laudus Mondrian International Equity Fund
Laudus Mondrian Global Equity Fund

Laudus Institutional Trust

Laudus Mondrian Institutional Emerging Markets Fund
Laudus Mondrian Institutional International Equity Fund

Dear Shareholders,

All Laudus Trust and Laudus Institutional Trust funds that are sub-advised by Mondrian Investment Partners Limited (“Mondrian”), which include Laudus Mondrian Emerging Markets Fund, Laudus Mondrian International Fixed Income Fund, Laudus Mondrian International Equity Fund, Laudus Mondrian Global Equity Fund, Laudus Mondrian Institutional Emerging Markets Fund and Laudus Mondrian Institutional International Equity Fund (the “Funds”), will hold a Special Meeting of Shareholders on October 5, 2011 at 8:30 a.m., Pacific Time. If you are a shareholder of record of any of the Funds as of the close of business on August 11, 2011, you are entitled to vote at the meeting and any adjournment of the meeting, even if you no longer own Fund shares. Please read the enclosed proxy materials and vote your shares.

On July 12, 2011, the majority ownership group of Mondrian, the sub-adviser to the Funds, announced a transaction relating to a change to the corporate ownership structure of Mondrian. Although this transaction did not result in any material changes to the Funds’ day-to-day management and operations or any increase in the Funds’ fees, the transaction could be deemed to have had the effect of terminating Mondrian’s sub-advisory agreement with Charles Schwab Investment Management, Inc. with respect to each Fund.

Since July 12, 2011, Mondrian has served as a sub-adviser to the Funds pursuant to an interim sub-advisory agreement, approved by the Funds’ Boards of Trustees on June 28, 2011. The interim subadvisory agreements will automatically terminate on December 9, 2011.

By this proxy statement, shareholders of the Funds are being asked to approve a substantially identical new sub-advisory agreement so that Mondrian may continue to act as sub-adviser to the Funds beyond the interim period.

The Trustees of the Funds believe this proposal is in the best interests of the shareholders and recommend a vote “FOR” the new sub-advisory agreements.

No matter how many shares you own, your vote is important. Your prompt response will help reduce proxy costs — which are paid for by Mondrian — and will also mean that you can avoid receiving follow-up phone calls or mailings.

Thank you for your attention to this important matter.

Sincerely,

Marie Chandoha
President

i

IMPORTANT INFORMATION

The following information is only a brief summary of the proposal and is qualified in its entirety by reference to the Proxy Statement. Before you vote, we recommend that you read the Proxy Statement in its entirety.

Q.	What are shareholders voting on?

A.	The Boards of Trustees (collectively, the “Board” or “Board of Trustees”) of Laudus Trust and Laudus Institutional Trust (the “Trusts”) are sending these proxy materials to shareholders of each mutual fund in the Trusts that is sub-advised by Mondrian Investment Partners Limited (“Mondrian”), which includes Laudus Mondrian Emerging Markets Fund, Laudus Mondrian International Fixed Income Fund, Laudus Mondrian International Equity Fund, Laudus Mondrian Global Equity Fund, Laudus Mondrian Institutional Emerging Markets Fund and Laudus Mondrian Institutional International Equity Fund (the “Funds”). The Board is asking shareholders to vote on the approval of a new sub-advisory agreement (each, a “New Agreement”) between Charles Schwab Investment Management, Inc. (“CSIM”) and Mondrian with respect to each Fund.

Q.	Why am I being asked to approve a New Agreement?

A.	Mondrian currently serves as sub-adviser to each of the Funds. Immediately prior to July 12, 2011, Mondrian was 73% owned by approximately 80 of its senior employees through Atlantic Value Investment Partnership LP, and 27% owned by private equity funds sponsored by Hellman & Friedman, LLC (“H&F”). On July 12, 2011, Mondrian management purchased the entire 27% stake in Mondrian owned by the private equity funds sponsored by H&F (the “Transaction”).

The Investment Company Act of 1940, as amended (the “1940 Act”), the law that regulates mutual funds, such as the Funds, requires that a fund’s investment advisory agreement terminate whenever there is deemed to be a change in control of the investment adviser. (In this context, the term “investment adviser” applies to both an investment adviser and a sub-adviser.) The sale of the H&F private equity funds’ 27% stake in Mondrian could be deemed to result in a change in control of Mondrian, effectively terminating Mondrian’s sub-advisory agreements with CSIM (“Prior Agreements”). The 1940 Act generally requires a shareholder vote to approve a new sub-advisory agreement with a fund’s investment adviser or sub-adviser. On June 28, 2011, the Funds’ Boards of Trustees approved the New Agreements under which Mondrian would continue to serve as sub-adviser to the Funds, subject to approval of the New Agreements by the Funds’ shareholders. The New Agreements are similar in all material respects to the Prior Agreements except for the execution date and the clauses relating to duration and termination. The New Agreements will take effect upon shareholder approval.

Q.	Who will manage the Funds prior to the approval of the New Agreements?

A.	During the period between the termination of the Prior Agreements on July 12, 2011 and the approval of the New Agreements by shareholders, Mondrian will continue to provide investment sub-advisory services to the Funds pursuant to interim sub-advisory agreements between CSIM and Mondrian (the “Interim Agreements”), which were also approved by the Funds’ Board on June 28, 2011 and which went into effect on July 12, 2011. The Interim Agreements are similar in all material respects to the Prior Agreements, except for the execution date, the clauses relating to duration and termination and escrow provisions relating to Mondrian’s sub-advisory fee compensation. The New Agreements will replace the Interim Agreements upon shareholder approval.

Q.	Did the Transaction affect the management of the Funds?

A.	No. Other than the change in control that could be deemed to have occurred as a result of the Transaction, the investment sub-advisory services provided by Mondrian with respect to the Funds, as well as the fees payable to Mondrian by CSIM, remained unchanged and will remain unchanged under the terms of the New Agreements. Furthermore, the Funds’ objectives and day-to-day management remain the same.

Q.	What happens if a proposed New Agreement is not approved?

A.	If the shareholders of a Fund do not approve the New Agreement, such Fund’s Board of Trustees will take such further action as it deems in the best interests of the shareholders of the Fund.

Q.	Who is asking for my vote?

A.	The enclosed proxy is being solicited by the Board of Trustees of your Fund for use at the special meeting of shareholders scheduled on October 5, 2011 at 8:30 a.m., Pacific Time, and at any adjourned session(s) thereof (such meeting and any adjournments thereof are hereinafter referred to as, the “Meeting”).

Q.	How does the Board suggest that I vote?

A.	After careful consideration, the Board recommends that you vote “FOR” the approval of the New Agreement with respect to the Fund(s) that you own. Please see the section entitled “Board Recommendation” for a discussion of the Board’s considerations in making such recommendations.

Q.	Why am I receiving information about Funds I do not own?

A.	The proposal is similar for each Fund, and management of the Funds has concluded that it is cost-effective to hold the Meeting for all of the Funds. You will be asked to vote separately on the proposal with respect to the Fund(s) that you own. An unfavorable vote on the proposal by the shareholders of one Fund will not affect the implementation of a comparable proposal by another Fund if the proposal is approved by shareholders of that Fund.

Q.	What vote is required to approve the proposal?

A.	Approval of the proposal requires the favorable vote of a majority of outstanding voting shares of the Fund, as defined by the 1940 Act. A majority of outstanding shares of the Fund is the lesser of (i) 67% or more of the shares represented at the meeting, if more than 50% of the outstanding voting shares of the Fund are represented at the meeting, or (ii) more than 50% of the outstanding voting shares of the Fund.

Q.	Will the Funds incur any proxy related costs?

A.	No. The Funds will not incur any proxy related costs. All proxy costs will be paid by Mondrian.

Q.	How do I vote?

You may vote in one of the following ways:

• by internet, by going to www.proxyvote.com and following the instructions,

• by telephone, by calling the toll-free number listed on your proxy card and following the instructions, or

• by mail, by signing and returning the enclosed proxy card in the enclosed business reply envelope.

We encourage you to vote by internet or telephone, as those methods cost less money to process than by mail.

Q.	How do I revoke or change my vote?

You may revoke your proxy and change your vote by:

• signing a proxy card with a later date and returning it before the polls close at the Meeting,

• voting by telephone or on the Internet before 9:00 p.m. (Pacific Time) on October 4, 2011, or

• voting at the meeting.

Q.	Does my vote make a difference?

A	Yes. Even if you have very few shares, you help the Funds receive enough votes to act on the proposal by casting your vote as soon as possible. By voting early, you help avoid the expense of sending additional mailings to try to get shareholders to cast more votes.

Q.	Whom do I call if I have questions?

A.	We will be happy to answer any questions you may have about the proxy materials or upcoming special meeting. Please call (877) 708-3617 Monday through Friday between 6:30 a.m. and 6:00 p.m. (Pacific Time) or Saturday 7:00 a.m. – 3:00 p.m. (Pacific Time).

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
LAUDUS TRUST
LAUDUS INSTITUTIONAL TRUST

A special meeting of shareholders of the funds in Laudus Trust and Laudus Institutional Trust (the “Trusts”) that are sub-advised by Mondrian Investment Partners Limited (“Mondrian”), which include Laudus Mondrian Emerging Markets Fund, Laudus Mondrian International Fixed Income Fund, Laudus Mondrian International Equity Fund, Laudus Mondrian Global Equity Fund, Laudus Mondrian Institutional Emerging Markets Fund and Laudus Mondrian Institutional International Equity Fund (the “Funds”), will be held at 215 Fremont Street, San Francisco, California on October 5, 2011, beginning at 8:30 a.m. Pacific Time.

The purpose of the meeting will be to conduct the following items of business:

•	Approve a new sub-advisory agreement between Charles Schwab Investment Management, Inc. and Mondrian, with respect to each Fund; and

•	Consider any other business properly coming before the meeting.

Shareholders who owned shares in any Fund as of the close of business on August 11, 2011 are entitled to attend and vote at the meeting in connection with such Fund and any adjournment or postponement of the meeting.

This Notice, the Proxy Statement and the form of proxy cards are available on the Internet at www.proxyvote.com. On this website, you will be able to access the Notice, the Proxy Statement, the form of proxy cards and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By order of the Board of Trustees,

Marie Chandoha
President

PROXY STATEMENT

LAUDUS TRUST
LAUDUS INSTITUTIONAL TRUST

The Boards of Trustees (collectively, the “Board” or “Board of Trustees”) of Laudus Trust and Laudus Institutional Trust (the “Trusts”) are sending these proxy materials to shareholders of each mutual fund in the Trusts that is sub-advised by Mondrian Investment Partners Limited (“Mondrian”), which includes Laudus Mondrian Emerging Markets Fund, Laudus Mondrian International Fixed Income Fund, Laudus Mondrian International Equity Fund, Laudus Mondrian Global Equity Fund, Laudus Mondrian Institutional Emerging Markets Fund and Laudus Mondrian Institutional International Equity Fund (the “Funds”). The Board of Trustees is soliciting proxies in connection with the special meeting of shareholders scheduled on October 5, 2011 at 8:30 a.m., Pacific Time, and at any adjourned session(s) thereof (such meeting and any adjournments thereof are hereinafter referred to as, the “Meeting”). The Meeting will be conducted at the offices of Charles Schwab & Co., Inc, 215 Fremont Street, San Francisco, California 94105. These proxy materials are being e-mailed to shareholders on or about August 19, 2011 and mailed to shareholders on or about August 24, 2011.

The Board of Trustees has fixed the record date as of the close of business on August 11, 2011 (the “Record Date”). If you were a shareholder of a Fund at the close of business on the Record Date, you are entitled to notice of, and to vote at, the Meeting. If you have any questions about attending the meeting in person, please call (415) 667-0780. A list of the Funds and the number of issued and outstanding shares of the Funds entitled to vote as of the Record Date is contained in a chart in Appendix A.

PROPOSALS

Shareholders of the Funds are being asked to vote on the approval of new sub-advisory agreements between Charles Schwab Investment Management, Inc. (“CSIM”) and Mondrian with respect to each Fund (each, a “New Agreement”).

Proposal Summary	Funds Voting on the Proposal

1. Approve a New Agreement Between CSIM and Mondrian with respect to each Fund.	Each Fund will vote separately on a Fund-by-Fund basis on the proposal.

2. To transact such other business as may properly come before the Meeting	Each Fund.

OVERVIEW OF PROPOSAL 1

Approval of New Agreements

The proposal relates to actions that need to be taken with respect to a transaction involving Mondrian, the investment sub-adviser to each of the Funds. Immediately prior to July 12, 2011, Mondrian was 73% owned by approximately 80 of its senior employees through Atlantic Value Investment Partnership LP, and 27% owned by private equity funds sponsored by Hellman & Friedman, LLC (“H&F”). On July 12, 2011, Mondrian management purchased the entire 27% stake in Mondrian owned by the private equity funds sponsored by H&F (the “Transaction”).

The Investment Company Act of 1940, as amended (the “1940 Act”), the law that regulates mutual funds, such as the Funds, requires that a fund’s investment advisory agreement terminate whenever there is deemed to be a change in control of the investment adviser. (In this context, the term “investment adviser” applies to both an investment adviser and a sub-adviser.) The Transaction could be deemed to result in a change of control of Mondrian, effectively terminating Mondrian’s sub-advisory agreements with CSIM (“Prior Agreements”). The 1940 Act generally requires a shareholder vote to approve a sub-advisory agreement. On June 28, 2011, the Board of Trustees approved the New Agreements under which Mondrian will continue to serve as sub-adviser to the Funds, subject to the approval by the Funds’ shareholders. Except for the execution date and the clauses relating to duration and termination, there are no material differences between the New Agreement and the Prior Agreement. The New Agreement will take effect upon shareholder approval.

During the period between the termination of the Prior Agreements on July 12, 2011 and the approval of the New Agreements by shareholders, Mondrian will continue to provide investment sub-advisory services to the Funds pursuant to interim sub-advisory agreements between CSIM and Mondrian (the “Interim Agreements”), which were also approved by the Board of Trustees on June 28, 2011 and which became effective on July 12, 2011. Except for the execution date, clauses relating to duration and termination and escrow provisions relating to Mondrian’s advisory fee compensation, the Interim Agreements are materially the same as the Prior Agreements and the New Agreements.

FOR THE REASONS DISCUSSED BELOW, THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE NEW AGREEMENTS

Information Regarding the Change in Control of Mondrian

Immediately prior to July 12, 2011, Mondrian was 73% owned by approximately 80 of its senior employees, including the majority of investment professionals, senior client service officers, and senior operations personnel through Atlantic Value Investment Partnership LP, and 27% owned by private equity funds sponsored by H&F. The private equity funds sponsored by H&F were passive, minority investors in Mondrian and did not have day-to-day involvement in the management of Mondrian. On July 12, 2011, Mondrian’s partnership of senior management purchased the 27% stake in Mondrian owned by the H&F sponsored private equity funds in the Transaction. The Transaction was accomplished through external debt financing provided by a large syndicate of banks and institutions. The loan was rated Ba2 by Moody’s and BB by S&P. Following the Transaction, Mondrian became 100% employee owned.

Under the 1940 Act, the Transaction could be deemed to result in a change of control of Mondrian, effectively terminating Mondrian’s Prior Agreements with CSIM with respect to the Funds.

Rule 15a-4 under the 1940 Act

Rule 15a-4 under the 1940 Act provides a temporary exemption from the shareholder approval requirement for a new investment advisory or sub-advisory agreement for a period of up to 150 days after termination of an investment advisory agreement, subject to certain conditions. Under Rule 15a-4, where an investment adviser (in this context, the term “investment adviser” applies to both an investment adviser and a sub-adviser) or a controlling person receives money or other benefits in connection with an assignment of an advisory agreement, the investment adviser can provide advisory services to a registered mutual fund under an interim agreement with a duration of no more than 150 days so long as:

•	the adviser’s compensation during this interim period is no greater than what would have been received under the previous advisory agreement;

•	a majority of the fund’s board of trustees, including a majority of disinterested trustees, votes in person to approve the interim agreement before the prior investment advisory agreement is terminated, and determines that the scope and quality of services to be provided to the fund under the interim agreement are at least equivalent to those provided under the previous advisory agreement;

•	the fund’s board of trustees or a majority of the fund’s outstanding voting securities may terminate the contract at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to the adviser;

•	except for the required additional items noted above, the interim agreement contains the same terms and conditions as the previous advisory agreement (other than effective and termination dates and other immaterial differences);

•	the interim agreement contains the following provisions:

•	the compensation earned under the agreement will be held in an interest-bearing escrow account with the fund’s custodian or a bank;

•	if a majority of the fund’s outstanding voting securities approve a contract with the investment adviser by the end of the 150-day period, the amount in the escrow account (including interest earned) will be paid to the investment adviser; and

•	if a majority of the fund’s outstanding voting securities do not approve a contract with the investment adviser, the investment adviser will be paid, out of the escrow account, the lesser of: (i) any costs incurred in performing the interim agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned); and

•	a majority of a fund’s board of trustees may not be “interested persons” (as defined in the 1940 Act) of the investment adviser (i.e., should be independent trustees) and those independent trustees need to select and nominate other independent trustees when vacancies occur. Further, any legal counsel to the fund’s independent trustees needs to be “independent” (i.e., counsel that has had no, or sufficiently limited, representation of certain fund affiliates).

Each of the Interim Agreements complies with the requirements set out above. If shareholders approve the New Agreements within 150 days from the termination of the Prior Agreements on July 12, 2011, the amount held in the escrow account, including interest, will be paid by CSIM to Mondrian. If shareholders do not approve the New Agreements within 150 days from the termination of the Prior Agreements, Mondrian will be entitled to the lesser of the costs incurred in performing their services under the Interim Agreements (plus interest earned on that amount while in escrow) or the total amount in escrow (including interest earned). If, at the end of 150 days following the terminations of the Prior Agreements, the applicable Fund’s shareholders still have not approved the relevant New Agreement, the Board of Trustees for such Fund will take such actions as it deems necessary to be in the best interests of the Fund and its shareholders, including potentially proposing to liquidate the Fund.

At the time of the approval of the Interim Agreements, and continuing to the present time, the Board of Trustees of the Trusts is comprised of a super-majority (77%) of trustees who are not “interested persons” (as defined in the 1940 Act) of the Funds (“Independent Trustees”) and the Independent Trustees are advised by independent legal counsel.

Based on their evaluation of the materials presented, the Board of Trustees, including the majority of the Independent Trustees, concluded that the terms of the Interim Agreements are reasonable, and that the scope and quality of services to be provided under the Interim Agreements are at least equivalent to those provided under the Prior Agreements. The Board of Trustees voted to approve the Interim Agreements.

Approval of the New Agreements by the Board

At a Special Meeting of the Board held on June 28, 2011 (the “June 28, 2011 Meeting”), at which a majority of the members of the Board (the “Trustees”), including a majority of the Independent Trustees and who are not interested persons of any party to the New Agreements, were present in-person, the Board considered and voted in favor of each New Agreement, pursuant to which, subject to its approval by the applicable Fund’s shareholders, Mondrian will continue to serve as sub-adviser to the Fund. Mondrian’s rate of fees for its services to the Funds under the New Agreements will be the same as its fees under the Prior Agreements. Except for the execution date, the other terms of the New Agreements will also be the same in all material respects to those of the Prior Agreements. As a result, in reviewing the New Agreements at the June 28, 2011 Meeting, the Board also considered its review of relevant materials relating to the Prior Agreements at the annual renewal meetings on April 28, 2011 and June 15, 2011 (the “2011 Renewal Meetings”).

Board Considerations in Approving the New Agreements

In preparation for the 2011 Renewal Meetings, the Board requested and reviewed a wide variety of materials provided by Mondrian, including information about its affiliates, personnel and operations. The Board also received extensive data provided by third parties. This information was in addition to the detailed information about the Funds that the Board reviewed during the course of the year, including information that relates to Fund operations and performance. In connection with the renewal of the Prior Agreements, the Independent Trustees received advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements, including the Prior Agreements. In addition, in connection with the renewal of the Prior Agreements, the Independent Trustees met in executive session outside the presence of fund management and participated in question and answer sessions with representatives of CSIM and Mondrian, as appropriate.

As part of the renewal process with respect to the Prior Agreements and ongoing oversight of Mondrian, Independent Trustees’ legal counsel sent an information request letter to Mondrian seeking certain relevant information. The responses by Mondrian were provided to the Trustees for their review at the 2011 Renewal Meetings and the Trustees were provided with the opportunity to request any additional materials.

At the 2011 Renewal Meetings, the Trustees, including the Independent Trustees, evaluated a number of considerations, including, among others: (a) the nature, extent and quality of the sub-advisory services provided to the Funds under the Prior Agreements, including the resources of Mondrian dedicated to the Funds; (b) each Fund’s investment performance and how it compared to that of certain other comparable mutual funds; (c) each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds; (d) the profitability of Mondrian; and (e) the extent to which economies of scale would be realized as the Funds grow, and whether fee levels in the agreements reflect those economies of scale for the benefit of Fund investors. These considerations are discussed in more detail below.

In its deliberations at the 2011 Renewal Meetings, the Board did not identify any single piece of information that was all-important or controlling. Based on the Trustees’ deliberations and their evaluation of the information described below, the Board, including the Independent Trustees, approved the Prior Agreements and concluded that the compensation under the Prior Agreements was fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

Nature, Extent and Quality of Services.  At the 2011 Renewal Meetings, the Board reviewed the scope of services to be provided by Mondrian under the Prior Agreements. Following such review at the 2011 Renewal Meetings, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by Mondrian to the Funds and the resources of Mondrian dedicated to the Funds supported renewal of the Prior Agreements. At the June 28, 2011 Meeting, the Board noted that there would be no significant differences between the scope of services required to be provided by Mondrian under the Prior Agreements and the scope of services required to be provided by Mondrian under the New Agreements. In this regard, the Board noted that Mondrian represented that key investment and management personnel of Mondrian servicing the Funds are expected to be the same under the New Agreements as they were under the Prior Agreements. Mondrian also represented that it will have the ability to service the loans relating to the external debt financing under the

Transaction and to satisfy its continuing obligations, and that it will continue to have adequate capital and resources such that the Transaction will not impact its ability to perform its obligations under the New Agreements. Based on this review, the Board concluded at the June 28, 2011 Meeting that the nature, extent and quality of services to be provided by Mondrian to the Funds under the New Agreements were appropriate and continued to support the Board’s original selection of Mondrian as investment sub-adviser to the Funds.

Fund Performance.  At the 2011 Renewal Meetings, the Board considered the Funds’ performance in determining whether to approve the Prior Agreements. Specifically, at the 2011 Renewal Meetings, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of each Fund’s performance in the context of its review of Fund expenses and adviser profitability discussed below. Following such evaluation at the 2011 Renewal Meetings, the Board concluded, within the context of its full deliberations, that the performance of the Funds supported approval of the Prior Agreements. At the June 28, 2011 Meeting, the Board concluded that Mondrian would continue to operate following the closing of the Transaction much the same manner as it operated prior to the Transaction under the Prior Agreements. At the June 28, 2011 Meeting, within the context of its full deliberations, the Board concluded that each Fund’s performance supported the approval of the New Agreements.

Fund Expenses.  At the 2011 Renewal Meetings, the Trustees considered the rate of compensation called for by the Prior Agreements, and each Fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer categories and comparisons having been selected and calculated by an independent third party. The Trustees also considered fees charged by Mondrian to other mutual funds and to other types of accounts, such as separate accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds were reasonable and supported renewal of the Prior Agreements. At its June 28, 2011 Meeting, the Board noted that the fees charged by Mondrian would be the same under the New Agreements as they were under the Prior Agreements, and concluded that Mondrian’s fees remain within the range the Board considered reasonable and appropriate at the 2011 Renewal Meetings, supporting approval of the New Agreements.

Profitability.  At the 2011 Renewal Meetings, the Trustees, with regard to profitability, considered the compensation flowing to Mondrian, directly or indirectly. The Trustees also considered any other benefits derived by Mondrian from their relationships with the Funds, such as whether, by virtue of their management of the Funds, Mondrian obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Prior Agreements were reasonable and justified in light of the quality of all services rendered to each Fund by Mondrian. The Board also considered that Mondrian is compensated by CSIM, and not by the Funds directly, and such compensation reflects an arms-length negotiation between the parties. Based on this evaluation, the Board, at its 2011 Renewal Meetings concluded, within the context of its full deliberations, that the profitability of Mondrian is reasonable and supported approval of the Prior Agreements. At its June 28, 2011 Meeting, the Board concluded that, in the near future, the profits to be realized by Mondrian and its affiliates under the New Agreements and from other relationships between the Funds and Mondrian and its affiliates, if any, should remain within the range the Board previously considered reasonable and appropriate.

Economies of Scale.  At the 2011 Renewal Meetings, the Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means. The Trustees considered Mondrian’s agreement to contractual sub-advisory fee schedules under the Prior Agreements that, for all the Funds, include lower fees at higher graduated asset levels as measured on a complex wide basis. Based on this evaluation at the 2011 Renewal Meetings and the consideration of the investment advisory fees charged by CSIM, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale and supported the renewal of the Prior Agreements. At the June 28, 2011 Meeting, the Trustees considered Mondrian’s agreement to contractual sub- advisory fee schedules under the New Agreements that, for all the Funds, are the same as those under Prior Agreements and also include lower fees at higher graduated asset levels as measured on a complex wide basis. Based on this evaluation, at the June 28, 2011 Meeting, the Board concluded, within the context of its full deliberations, that the Funds would obtain reasonable benefit from economies of scale and supported the approval of the New Agreements.

Description of the Prior Agreements, Interim Agreements and New Agreements

A summary of the Prior Agreements, the Interim Agreements and the New Agreements as well as information about Mondrian is provided below. A Form of the New Agreement is attached as Appendix B to this proxy statement, and the following description of the New Agreement is qualified in its entirety by reference to Appendix B. Except for the date of execution and clauses relating to duration and termination, the Prior Agreements and the New Agreements are materially the same. Except for the execution date, clauses relating to duration and termination and escrow provisions relating to Mondrian’s advisory fee compensation, the Interim Agreements are materially the same as the Prior Agreements and the New Agreements.

Duties Under the Agreements.  Under the Prior Agreements, the Interim Agreements and the New Agreements (together, the “Agreements”), Mondrian, at its expense, will furnish continuously an investment program for the Trusts and will make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities and all other investments, subject to the supervision of CSIM and the Board.

Standard of Care.  Under the Agreements, Mondrian will not be liable for any claims, liabilities, damages, costs or losses (collectively, “claims”) arising out of the Agreements, except to the extent such claims arise out of: (a) Mondrian’s negligence, bad faith or willful misfeasance; or (b) Mondrian’s material breach of the applicable Agreement.

Portfolio Transactions.  The portfolio transactions-related provisions of the Agreements allow Mondrian to select brokers and dealers to execute portfolio transactions, subject to the brokerage policies established by the Board and Mondrian’s overall obligation to seek best execution for the Funds. In selecting a broker or dealer under the Agreements, Mondrian will use its best efforts to seek best execution on behalf of the Funds. In assessing best execution for any transaction, Mondrian will consider any factors that it deems relevant, including price paid for the security, commission paid for the transaction, clearance, settlement, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions and order of call.

Under the Agreements, Mondrian shall not be deemed to have acted unlawfully or to have breached any duty created by an Agreement or otherwise solely by reason of its having caused a Fund to pay a broker that provides brokerage and research services to Mondrian or any affiliated person of Mondrian an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if Mondrian determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or Mondrian’s overall responsibilities with respect to the Fund and to other clients of Mondrian and any affiliated person of Mondrian as to which Mondrian or any affiliated person of Mondrian exercises investment discretion. It is expected that Mondrian’s policy with respect to the selection of brokers and the use of “soft dollars” will continue under the Agreements.

Duration and Termination.  Both the Prior Agreements and the New Agreements remain in effect until two years from their execution date and thereafter shall be continued for successive annual periods, provided that such continuance is specifically approved at least annually (i) by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees, or by the vote of a majority of the outstanding voting securities of the relevant Trust. The Prior Agreement and the New Agreement may be terminated at any time by the vote of a majority of a Fund’s outstanding voting securities or by a vote of the entire Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days’ written notice to Mondrian or by CSIM on 90 days’ written notice to Mondrian. Each Agreement shall terminate automatically in the event of its “assignment” (as defined in Section 2(a)(4) of the 1940 Act). The Prior Agreements had a provision that provided that the Prior Agreements could not be terminated by Mondrian, except

“with cause” prior to the date indicated in each Agreement. For purposes of the Prior Agreements, “with cause” means: (i) any material breach of the Agreements by Fund parties or Schwab parties; (ii) any federal or state regulatory violation by Fund parties or Schwab parties; and (iii) any material financial or other impairment that in the reasonable judgment of the Sub-Adviser impairs Fund parties’ or Schwab parties’ ability to perform under the terms of the Agreements. The New Agreements may be terminated without cause and without any penalty by Mondrian at any time upon 90 days’ written notice to CSIM.

The Interim Agreements shall remain in effect for no more than 150 days following the date on which its corresponding Prior Agreement terminated. The Interim Agreements may be terminated at any time, without cause and without payment of any penalty, by vote of a majority of the Trustees or by vote of a majority of the outstanding voting securities of a Fund on not more than 10 days’ written notice to Mondrian, or by CSIM upon 90 days’ written notice to Mondrian.

Compensation.  CSIM, not the Funds, pay Mondrian’s compensation under the Agreements. CSIM pays fees to Mondrian within 30 days following the end of each calendar quarter. Under the Agreements, fees will be accrued each day by applying to the net asset value of the Fund at the end of that day, the daily rate, using a 365-day year, equivalent to the applicable fee percentage set forth in the table below.

Laudus Trust

Fund		Rate

1.	Laudus Mondrian Emerging Markets Fund	0.65% of daily assets on the first $250 million of assets 0.60% of daily assets on amounts over $250 million
2.	Laudus Mondrian International Fixed Income Fund	0.30% of daily assets on the first $250 million of assets 0.265% of daily assets on amounts over $250 million
3.	Laudus Mondrian International Equity Fund	0.40% of daily assets on the first $250 million of assets 0.325% of daily assets on amounts over $250 million
4.	Laudus Mondrian Global Equity Fund	0.40% of daily assets on the first $250 million of assets 0.325% of daily assets on amounts over $250 million

Laudus Institutional Trust

Fund		Rate

1.	Laudus Mondrian Institutional Emerging Markets Fund	0.65% of daily assets on the first $250 million of assets 0.60% of daily assets on amounts over $250 million
2.	Laudus Mondrian Institutional International Equity Fund	0.40% of daily assets on the first $250 million of assets 0.325% of daily assets on amounts over $250 million

Mondrian represents that now and in the future the sub-advisory fee will be equal to or less than the applicable fee percentage payable to Mondrian under any other advisory or sub-advisory agreement for comparable investment advisory services.

Under the Interim Agreements, compensation earned for each Fund shall be held in an interest-bearing escrow account until such time that (i) a majority of the Fund’s outstanding voting securities approve the corresponding New Agreement, when all compensation in the escrow account shall be paid to Mondrian, or (ii) a majority of the Fund’s outstanding voting securities do not approve an investment advisory contract with Mondrian, when

Mondrian, in accordance with Rule 15a-4 of the 1940 Act shall receive the lesser of (a) all costs incurred in performing the Interim Agreement (plus interest on that amount while in escrow) or (b) the total amount in the escrow account (plus interest earned).

PROPOSAL 1 — THE APPROVAL OF NEW AGREEMENTS

As discussed above, this proposal relates to the approval by shareholders of the New Agreements between the CSIM and Mondrian with respect to each Fund. A form of the New Agreements is attached in Appendix B.

The terms of each New Agreement are identical to those of the corresponding Prior Agreement, except with respect to the date of execution and clauses relating to duration and termination. Except for the execution date, clauses relating to duration and termination and escrow provisions relating to Mondrian’s advisory fee compensation, the Interim Agreements are materially the same as the Prior Agreements and the New Agreements. Consequently, upon shareholder approval, Mondrian will continue to render the same services to the Funds under the New Agreements that it currently renders to the Funds under the Interim Agreements and that it rendered to the Funds under the Prior Agreements.

As discussed above, the Board approved the New Agreements and recommends the approval of the New Agreements to shareholders. For information regarding the Board’s considerations in approving the New Agreements, please see the section above entitled “Board Considerations in Approving the New Agreements.”

The Interim Agreements will remain in place until the New Agreements are approved by Shareholders, if shareholders approve the New Agreements. Thereafter, subject to shareholder approval, the New Agreements will go into effect.

Information About Mondrian Investment Partners Limited

Mondrian Investment Partners Limited, located at 10 Gresham Street, Fifth Floor, London, United Kingdom, EC2V 7JD, was established as a limited company organized under the laws of England and Wales in 1990 under the name Delaware International Advisers Limited, an indirect, wholly owned subsidiary of Delaware Holdings, Inc. In 2004, a senior management team, together with private equity funds sponsored by H&F, acquired Delaware International Advisers Limited and changed its name to Mondrian Investment Partners Limited. Immediately prior to July 12, 2011, Mondrian was 73% owned by approximately 80 of its senior employees, including the majority of investment professionals, senior client service officers, and senior operations personnel through Atlantic Value Investment Partnership LP, and 27% owned by private equity funds sponsored by H&F. On July 12, 2011, Mondrian’s partnership of senior management purchased the 27% stake in Mondrian owned by the H&F sponsored private equity funds. Since July 12, 2011, Mondrian has been 100% employee owned by its senior employees through Atlantic Value Investment Partnership LP. For more information regarding the July 12, 2011 Transaction, please see the section above entitled “Information Regarding the Change in Control of Mondrian.”

Mondrian provides investment management services (the investment and reinvestment of assets) to a broad based group of international institutional investors. This group includes retirement plan assets of corporate entities, retirement plan assets of government entities, foundations, endowment funds, and other institutional investors. Mondrian also acts as investment sub-adviser to U.S. based mutual funds and as investment adviser or sub-adviser to limited partnerships and other on-shore and offshore collective investment vehicles and other non-U.S. clients. Generally Mondrian will manage assets on a fully discretionary basis. Securities will be selected on a global basis that is, primarily marketable securities of issuers that are domiciled throughout the world including developed and developing countries. Equity and fixed income securities are utilized (according to client investment objectives) in the management of such accounts.

As of June 30, 2011, Mondrian had more than $72 billion under management.

Mondrian’s parent company is Atlantic Value Investment Partnership LP, whose address is Appleby Corporation Services (Cayman) Limited, P.O. Box 1350GT, Clifton House, Fort Street, George Town, Grand Cayman, Cayman Islands.

Mondrian currently serves as sub-adviser to the Funds pursuant to the Interim Agreements. Information regarding the Interim Agreements, including (a) the date of the agreement and the rate of compensation to Mondrian is provided in Appendix C. If the New Agreements are approved by shareholders, Mondrian will continue for an initial term of two years and for subsequent one-year terms so long as it is renewed annually in accordance with its terms (see discussion under “Term and Continuance” below). Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and managing member(s) of Mondrian is set forth in Appendix D. A list of the Trustees and officers of the Trusts who hold positions with Mondrian also is set forth in Appendix D. In addition, set forth in Appendix E is a list of other mutual funds with similar investment objectives as the Funds, for which Mondrian acts as sub-adviser.

Board Recommendation on Proposal 1

At its June 2011 Meeting, based on its deliberations on and evaluation of the information described above, the Board, including a majority of the Independent Trustees: (a) concluded that the terms of the New Agreements are fair and reasonable; (b) concluded that Mondrian’s fees are reasonable in light of the services that it will provide to the Funds; and (c) agreed to approve the New Agreements for an initial term of two years and to recommend the approval of the New Agreements to shareholders.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE SUB-ADVISED FUNDS VOTE “FOR” PROPOSAL 1

INFORMATION ABOUT THE PROXY AND SPECIAL MEETING

Quorum Requirement

With respect to each Fund, forty percent (40%) of shares entitled to vote on the proposal shall constitute a quorum and must be present in person or by proxy.

If a quorum is not present at the meeting, the persons named as proxies may propose one or more adjournments of such meeting to permit further solicitation of proxies. Any adjournment(s) of a meeting with respect to a Fund will require the affirmative vote of a majority of those shares of the Fund present at the meeting in person or by proxy.

Votes Required to Approve the New Agreements

Approval of the proposal requires the favorable vote of a majority of outstanding voting shares of the Fund as defined by the 1940 Act. A majority of outstanding shares of the Fund is the lesser of (i) 67% or more of the shares represented at the meeting, if more than 50% of the outstanding voting shares of a Fund are represented at the meeting, or (ii) more than 50% of the outstanding voting shares of the Fund. In the event that shareholders of a Fund do not approve the New Agreement, the Board will take such action as it deems in the best interest of the Fund and its shareholders, which may include proposing that shareholders approve the liquidation of the Fund.

Voting Rights

With respect to Laudus Trust, as a shareholder, you are entitled to one vote for each full share of a Fund outstanding as of the close of business on the record date and a proportionate fractional vote for each fractional share held.

With respect to Laudus Institutional Trust, each shareholder of record is entitled to one vote for each dollar (carried forward to two decimal places) of net asset value per share of a Fund held as of the close of business on the record date. Each fraction of a share will be entitled to a proportionate fractional vote.

Revoking a Proxy

You may revoke your proxy and change your vote by:

•	signing a proxy card with a later date and returning it before the polls close at the meeting,

•	voting by telephone or on the Internet before 9:00 p.m. (Pacific Time) on October 4, 2011, or

•	voting at the meeting.

Signing a Proxy Without Specifying Voting Instructions

If you sign the proxy without giving instructions how to vote, your proxy will be voted:

•	FOR the approval of the New Agreement, and

•	according to the best judgment of the persons named as proxies for any other matters coming before the meeting.

Unvoted Shares

Abstentions and broker non-votes will be counted in determining a quorum for the transaction of business at the special meeting. A broker “non-vote” on a proposal results from a proxy submitted by a broker that does not indicate a vote for the proposal because the broker declined to vote on the particular matter and the broker’s customer did not send the broker instructions on how to vote on the proposal. Because approval of the proposal requires the favorable vote of a majority of outstanding voting shares of a Fund, as defined by the 1940 Act, abstentions and broker non-votes will have the same effect as a vote “against” the proposal.

If you have an investment adviser, your investment adviser may be able to vote your shares depending on the terms of your agreement with your investment adviser.

Other Business

We know of no business other than the proposal contained in this Proxy Statement to be considered at the Meeting. However, if other matters are properly presented at the meeting, or at any adjournment or postponement of the meeting, and you have properly submitted your proxy, then the persons named as proxies will vote your shares on those matters according to their best judgment.

Proxy Solicitation

Neither the Funds nor their shareholders will bear any costs of the Meeting or the costs of any solicitation in connection with the Meeting. These costs will be borne by Mondrian, and its affiliates. The Funds will use Broadridge Financial Solutions, Inc. (“Broadridge”), a third party solicitor, for solicitation of proxies. Broadridge may solicit proxies in person, by internet or by telephone. Mondrian expects to pay approximately $15,000 to Broadridge in connection with the solicitation.

Shareholder Proposals

The Trusts do not hold annual shareholder meetings. Shareholders wishing to submit proposals to be included in the proxy statement for a Fund’s next meeting of shareholders must submit the proposal to the Fund within a reasonable period of time prior to that meeting. Proposals not received within a reasonable time before the proxy materials are printed and mailed will be considered untimely. Other than the meeting relating to these proxy materials, none of the Funds currently plans to hold a meeting of shareholders in 2011.

Householding

“Householding” means that we deliver a single set of proxy materials to households with multiple shareholders, provided such shareholders give their affirmative or implied consent and certain other conditions are met.

Some households with multiple shareholders already may have provided their affirmative consent or given a general consent to householding. We will provide only one set of proxy materials to each such household, unless we receive contrary instructions.

We will promptly deliver separate copies of the proxy statement and annual report at the request of any shareholder who is in a household that participates in the householding of the Funds’ proxy materials. You may call (877) 708-3617 or send your request to Laudus Funds Proxy Statement Request, c/o Broadridge, 1981 Marcus Avenue, Lake Success, New York 11042.

If you currently receive multiple copies of your Fund’s proxy materials and would like to participate in householding, please call (800) 447-3332.

Reports to Shareholders

Each Fund will furnish, without charge, copies of such Fund’s most recent annual and, if applicable, semi-annual reports to shareholders to any shareholder upon request. Each Fund’s annual and, if applicable, semi-annual reports to shareholders may be obtained from the Trusts by calling (800) 447-3332, by the Internet: http://www.laudus.com, or by writing to the Funds at 211 Main Street, San Francisco, California 94105.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 5, 2011

The proxy statement for this meeting is available at www.proxyvote.com.

INFORMATION REGARDING THE FUNDS

Investment Adviser

Charles Schwab Investment Management, Inc., 211 Main Street, San Francisco, California 94105 serves as the investment adviser to the Funds. CSIM is a wholly-owned subsidiary of The Charles Schwab Corporation (“CSC”). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of CSC. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of CSC and its subsidiaries.

Investment Sub-Adviser

Mondrian Investment Partners Limited, 10 Gresham Street, Fifth Floor, London, United Kingdom EC2V 7JD, serves as sub-adviser to the Funds.

Custodian and Administrator

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as custodian and administrator for the Funds.

Distributor

ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 serves as distributor for each of the Funds.

Brokerage Commissions

For the fiscal year ended March 31, 2011, the Funds did not pay any brokerage commissions to affiliated brokers.

Record or Beneficial Ownership

To the knowledge of each Fund, persons with record or beneficial ownership of more than 5% of any class of shares of a Fund as of August 11, 2011 are included in the table in Appendix F. As of August 11, 2011, William A Hasler owned 1.32% of the Select Shares of the Laudus Mondrian Emerging Markets Fund. Except as set forth in the previous sentence, each of the Trustees and executive officers of each Fund, in the aggregate, owned less than 1% of each class of each Fund’s outstanding shares as of August 11, 2011.

APPENDIX A

OUTSTANDING SHARES

As of August 11, 2011, the total number of shares outstanding for each class of each Fund is set forth in the table below:

		Outstanding
Fund	Class	Shares

Laudus Trust
Laudus Mondrian Emerging Markets Fund	Investor Shares	1,068,244.163
Laudus Mondrian Emerging Markets Fund	Select Shares	553,008.982
Laudus Mondrian Emerging Markets Fund	Institutional Shares	17,986,108.973
Laudus Mondrian International Fixed Income Fund	Institutional Shares	74,164,974.969
Laudus Mondrian International Equity Fund	Investor Shares	126,952.973
Laudus Mondrian International Equity Fund	Select Shares	76,289.653
Laudus Mondrian International Equity Fund	Institutional Shares	15,257,822.906
Laudus Mondrian Global Equity Fund	Investor Shares	12,481.268
Laudus Mondrian Global Equity Fund	Select Shares	31,245.963
Laudus Mondrian Global Equity Fund	Institutional Shares	525,890.007

Total		109,803,019.857

Laudus Institutional Trust
Laudus Mondrian Institutional Emerging Markets Fund		8,208,253.449
Laudus Mondrian Institutional International Equity Fund		2,143,012.276

Total		10,351,265.725

A-1

APPENDIX B

FORM OF SUB-ADVISORY AGREEMENT WITH MONDRIAN
INVESTMENT PARTNERS LIMITED

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made this           day of          , 2011, by and between, Charles Schwab Investment Management, Inc. (“CSIM”), and Mondrian Investment Partners Limited (“Sub-Adviser”).

WHEREAS,           Trust, a Massachusetts business trust (“Company”), is an open-end, management investment company registered under the Investment Company Act of 1940 (“1940 Act”), consisting of several series, each having its own investment objective and policies; and

WHEREAS, Company has entered into an Investment Advisory and Administration Agreement with CSIM pursuant to which CSIM acts as investment manager to Company (“Management Agreement”); and

WHEREAS, CSIM, acting with the approval of Company, wishes to retain Sub-Adviser to provide discretionary investment advisory services (“Services”) with respect to each series identified on Schedule A hereto, as may be amended from time to time, (each a “Fund”), together with all income earned on those assets and all realized and unrealized capital appreciation related to those assets (for each Fund, the “Managed Assets”), and Sub-Adviser is willing to render the Services.

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties agree as follows:

1. APPOINTMENT. CSIM appoints Sub-Adviser to provide the Services for the period and term set forth in this Investment Sub-Advisory Agreement (“Agreement”). Sub-Adviser accepts such appointment and agrees to render the Services as provided herein.

2. DUTIES OF SUB-ADVISER.

(a) Subject to supervision of the Company, the Board of Trustees (“Trustees”) and CSIM (collectively “Fund Parties”), Sub-Adviser shall be responsible for managing the investment and reinvestment of the Managed Assets and determine in its discretion, the securities and other property to be purchased or sold and the portion of the Managed Assets to be retained in cash. Sub-Adviser will use same skill and care in providing the Services to each Fund as it utilizes in providing investment advisory services to other fiduciary accounts for which it has investment responsibilities. Sub-Adviser will provide Fund Parties with records concerning Sub-Adviser’s activities that Fund Parties are required to maintain, and regular reports concerning Sub-Adviser’s performance of the Services.

(b) Unless CSIM provides written instructions to the contrary, CSIM will review all proxy solicitation materials and will exercise any voting rights associated with securities comprising the Managed Assets pursuant to its proxy voting policy and guidelines.

(c) Sub-Adviser will provide assistance to Company, ALPS Distributors, Inc. and any successor distributor (“Distributor”) and CSIM (collectively “Schwab Parties”), as may be reasonably requested by such parties, in connection with the general offering, sale and marketing of Fund shares. Such assistance will include, without limitation: (i) periodic review of general offering, marketing and sales materials; and (ii) quarterly conference calls by Sub-Advisor portfolio management staff with CSIM fund management professionals; (iii) annual participation by Sub-Advisor portfolio management staff in educational activities regarding Sub-Advisor’s investment style, market views and performance results including, but not limited to, web casts or other technology-based communication media; (iv) periodic provision of discussion, analysis and commentary and market and performance data for filings with the Securities and Exchange Commission (“SEC”); and (v) such other assistance as mutually agreed to by CSIM and Sub-Adviser. Schwab parties may use the names, trade names, trademarks, service marks, artwork, designs, or other copyrighted materials of Sub-Adviser in connection with the offering, sale and marketing of Fund shares, subject to the written approval of Sub-Adviser, which will not be unreasonably withheld.

(d) Unless CSIM provides written instructions to the contrary, Sub-Adviser will provide assistance in determining, in good faith, the fair value of any securities of the Managed Assets for which market quotations are not readily available in accordance with guidelines and procedures adopted by the Trustees. In addition, Sub-Adviser will assist the Company’s pricing agent with arranging for the provision of market values from at least two parties independent of Sub-Adviser with respect to any securities of the Managed Assets for which the Company’s pricing agent does not obtain prices in the ordinary course of business from an automated pricing service.

(e) Sub-Adviser will discharge the foregoing responsibilities subject to the supervision of Fund Parties, and in compliance with the following: (i) such policies as Fund Parties may from time to time establish; (ii) Company’s Prospectus and Statement of Additional Information (“Prospectus and SAI”); (iii) Company’s Declaration of Trust and By-Laws; (iv) 1940 Act; (v) the Investment Advisers Act of 1940 (“Advisers Act”); (vi) any exemptive or other relief granted by the SEC; (vii) the Internal Revenue Code of 1986 (“Code”); (viii) the Commodities and Exchange Act (“CEA”); and (ix) any other applicable laws. If a conflict in policies referenced herein occurs, the Prospectus and SAI will control.

(f) Sub-Adviser agrees to perform such duties at its own expense and to provide the office space, furnishings and equipment and the personnel required by it to perform the Services on the terms and for the compensation provided herein. Sub-Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for a Fund.

3. DUTIES OF CSIM. CSIM will continue to have responsibility for all services to be provided to a Fund pursuant to the Management Agreement and will oversee and review Sub-Adviser’s performance of the Services. CSIM will furnish to Sub-Adviser current and complete copies of the Declaration of Trust and By-laws of Company, and the current Prospectus and SAI as those documents may be amended from time to time.

4. CUSTODY. Company will designate one or more custodians to hold the Managed Assets (“Custodian”) in the name of each Fund. Each custodian will be responsible for the custody, receipt and delivery of securities and other assets of a Fund including the Managed Assets, and Sub-Adviser will have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of a Fund. In the event that any cash or securities of a Fund are delivered to Sub-Adviser, Sub-Adviser will promptly deliver the same to the Custodian for the benefit of and in the name of Fund. Sub-Adviser will provide to the Custodian and Fund Accountant on each business day, information relating to all transactions in the Managed Assets and will provide such information to Fund Parties upon request. Sub-Adviser will make all reasonable efforts to notify Custodian and Fund Accountant of all orders to brokers for the Managed Assets by 9:00 am EST on the day following the trade date and will affirm the trade to the Custodian and Fund Accountant before the close of business one business day after the trade date.

5. PORTFOLIO TRANSACTIONS.

(a) Sub-Adviser is authorized to select brokers or dealers that will execute the purchases and sales of portfolio securities and other property for a Fund in a manner that implements the policy with respect to brokerage set forth in the Prospectus and SAI, or as Fund Parties may direct from time to time, and in conformity with the federal securities laws.

(b) In effecting transactions for a Fund and selecting brokers or dealers, Sub-Adviser will use its best efforts to seek best execution on behalf of the Fund. In assessing best execution for any transaction, Sub-Adviser will consider any factors that it deems relevant, including price paid for the security, commission paid for the transaction, clearance, settlement, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions and order of call.

(c) Consistent with any policies established by Fund Parties and in compliance with the Prospectus and SAI and 1940 Act, Sub-Adviser is authorized, in its discretion, to utilize the services of a broker or dealer that provides brokerage or research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934).

(d) In no instance will Sub-Adviser cause Managed Assets to be purchased from or sold to Distributor, CSIM, Sub-Adviser or any affiliated person of either Company, Distributor, CSIM, or Sub-Adviser (collectively “Related Parties”), except to the extent permitted by the 1940 Act or any exemptive or other relief granted by the SEC. Sub-adviser will not execute any transactions with brokers or dealers that are Related Parties without the prior written approval of CSIM. CSIM shall periodically provide Sub-Adviser with a list of all Related Parties in writing (other than parties that are affiliates of Sub-Adviser). Sub- Adviser shall have no obligation to independently determine whether a party may be a Related Party (other than parties that are Related Parties by being an affiliate of Sub-Adviser). Sub-Adviser shall have no liability whatsoever in the event that it engages in a transaction with a party that is actually a Related Party (other than a Related Party that is an affiliate of Sub-Adviser) but did not appear on the list of Related Parties most recently provided by CSIM to Sub-Adviser.

(e) Provided that Fund Parties have not prohibited the aggregation of orders for purchase or sale of Managed Assets with similar orders being made concurrently for other accounts managed by Sub-Adviser and notified Sub-Adviser in writing of such prohibition, consistent with any policies established by Sub-Adviser, Sub-Adviser may aggregate such orders, if, in Sub-Adviser’s reasonable judgment, such aggregation will result in an overall economic benefit to Fund, taking into consideration the transaction price, brokerage commission and other expenses.

6. COMPENSATION OF SUB-ADVISER. For the Services provided and expenses assumed by Sub-Adviser under this Agreement, CSIM will pay to Sub-Adviser compensation at the rate specified in Schedule B, as may be amended from time to time. Such compensation will be paid at the times and on the terms set forth in Schedule B. All rights of compensation under this Agreement for Services performed as of the termination date will survive the termination of this Agreement. Except as otherwise prohibited by law or regulation, Sub-Adviser may, in its discretion, from time to time, waive a portion of its compensation.

7. REPORTS.

(a) Sub-Adviser will provide written quarterly reports to Fund Parties regarding the Managed Assets. CSIM will reasonably specify the information to be included in such quarterly reports. Although Sub-Adviser does not currently provide any economic, statistical or investment services to clients other than asset management services, in the event that Sub-Adviser does provide such services to its other institutional clients, it shall make such services available to the Fund Parties.

(b) Sub-Adviser will promptly communicate to Fund Parties any information relating to transactions in the Managed Assets, as Fund Parties may reasonably request.

(c) Sub-Adviser will promptly notify Fund Parties of any financial or regulatory condition that is likely to impair the ability of Sub-Adviser to perform the Services. In addition, Sub-Adviser will promptly notify Fund Parties of any intended change in control of Sub-Adviser and of any intended change in portfolio or senior management, as far in advance of such change as possible.

(d) Sub-Adviser will make its officers and employees available to meet with Fund Parties at such times and places, as Fund Parties may reasonably request, including at quarterly and special meetings of the Trustees in San Francisco, California.

8. STATUS OF SUB-ADVISER. Sub-Adviser is and will continue to be registered under the Advisers Act. Sub-Adviser is and will continue to be an independent contractor and, unless otherwise expressly provided or authorized, has no authority to act for or represent Company in any way or otherwise act as agent of Company.

9. CODE OF ETHICS. Sub-Adviser will furnish to Fund Parties a current copy of its code of ethics that complies with the requirements of Rule 17j-1 under the 1940 Act. Upon written request of CSIM, Sub-Adviser will permit Fund Parties to examine the reports made by Sub-Adviser pursuant to Rule 17j-1 and other records relevant to Sub-Adviser’s code of ethics. Sub-Adviser will provide an annual certification to Fund Parties certifying that there have been no material violations of Sub-Adviser’s code of ethics or, if such violations have occurred, that appropriate actions have been taken in response to such violations.

10. CERTAIN RECORDS.

(a) Sub-Adviser will maintain all books and records with respect to transactions involving the Managed Assets required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. Sub-Adviser will provide to Fund Parties periodic and special reports, balance sheets, profitability analyses, financial information, and such other information with regard to Sub-Adviser’s affairs, as Fund Parties may reasonably request, including any information requested by Fund Parties to assist the Trustees in evaluating the terms of this Agreement and any renewal thereof under Section 15(c) of the 1940 Act.

(b) Sub-Adviser will keep the books and records relating to the Managed Assets required to be maintained by Sub-Adviser under this Agreement and will timely furnish to Fund Parties all information relating to Sub-Adviser’s Services under this Agreement needed by Fund Parties to keep the other books and records of the Company required by Rule 31a-1 under the 1940 Act. Sub-Adviser will also furnish to Fund Parties any other information relating to the Managed Assets that must be filed by Company with the SEC or sent to shareholders under the 1940 Act, and any exemptive or other relief granted by the SEC. Fund Parties shall obtain the prior written consent of Sub-Adviser before including information regarding the Sub-Adviser in any document that is required to be filed with the SEC or required to be sent to shareholders, which approval will not be unreasonably withheld. Sub-Adviser agrees that all records that it maintains on behalf of Company are property of Company and Sub-Adviser will surrender promptly to Company any of such records upon Fund Parties’ request; provided, however, Sub-Adviser may retain a copy of such records. In addition, Sub-Adviser will preserve for the periods prescribed by Rule 31a-2 under 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and will transfer said records to CSIM.

11. LIMITATION OF LIABILITY OF SUB-ADVISER. Sub-Adviser will not be liable for any claims, liabilities, damages, costs or losses (“collectively” claims) arising out of this Agreement, except to the extent such claims arise out of: (a) Sub-Adviser’s negligence, bad faith or willful misfeasance; or (b) Sub-Adviser’s material breach of this Agreement. Nothing in this Section 11 will be deemed a waiver or limitation of any obligation or duty that may not by law be waived or limited.

12. INDEMNIFICATION.

(a) Sub-Adviser will indemnify and hold harmless Fund Parties, their affiliates and their respective employees, officers and directors from and against all claims arising out of this Agreement to the extent such claims arise out of: (i) Sub-Adviser’s negligence, bad faith or willful misfeasance; or (ii) Sub-Adviser’s material breach of this Agreement.

(b) CSIM will indemnify and hold harmless Sub-Adviser, its affiliates, and their respective employees, officers and directors from and against all claims arising out of this Agreement, except to the extent such claims arise out of: (i) Sub-Adviser’s negligence, bad faith or willful misfeasance; or (ii) Sub-Adviser’s breach of this Agreement.

13. CONFIDENTIALITY. The Mutual Confidentiality and Non-Disclosure Agreement (“Confidentiality Agreement”) previously entered into between the parties is attached hereto as Schedule C and incorporated herein by reference. The Confidentiality Agreement will remain in effect throughout the term of this Agreement, and each party will abide by all of the provisions set forth therein. Upon termination of this Agreement, each party will continue to hold any Confidential Information (as that term is defined in the Confidentiality Agreement) in strict confidence for ten years from the date of termination, except with regard to: (a) trade secrets of either party which will be held in confidence for as long as such information remains a trade secret; and (b) Schwab Customer Information (as that term is defined in the Confidentiality Agreement) which will be held by Sub-Adviser in strict confidence in perpetuity and which will be used by Sub-Adviser only to perform the Services and for no other purpose. In addition, Sub-Adviser will not use any information concerning each Fund’s portfolio holdings, including, without limitation, the names of the portfolio holdings and the values thereof or other Schwab Confidential Information, for purposes of making any decision about whether to purchase or redeem shares of each Fund or to execute any other securities transaction. In the event any of the provisions of the Confidentiality Agreement conflict with any of the provisions of this Agreement, the latter will control.

14. PUBLICITY. During and after the term of this Agreement, neither the Schwab Parties nor Sub-Adviser will make any media release or other public announcement relating to this Agreement without the other party’s prior written consent. Sub-Adviser will acquire no right to use, and will not use, without Schwab Parties’ prior written consent, with respect to each use, the terms or existence of this Agreement, the names, trade names, trademarks, service marks, artwork, designs, or copyrighted materials of Schwab Parties or their affiliates in any sales or advertising materials, press releases, client lists, presentations, promotions or other publicity related materials or media.

15. DURATION AND TERMINATION.

(a) This Agreement will become effective for each Fund upon its approval by a vote of the majority of the outstanding voting securities of the respective Fund. This Agreement will remain in effect until two years from date of each effectiveness, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (i) by the vote of a majority of those Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees, or by the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the shareholders of a Fund fail to approve the Agreement as provided herein, Sub-Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” will be construed in a manner consistent with the 1940 Act.

(b) This Agreement may be terminated at any time, without cause and without payment of any penalty by Fund Parties, by vote of a majority of the Trustees or by vote of a majority of the outstanding voting securities of a Fund on not more than 60 days’ written notice to the Sub-Adviser, or by CSIM upon 90 days’ written notice to Sub-Adviser. In addition, this Agreement may be terminated, with cause, by CSIM at any time, without payment of any penalty by Fund Parties, upon written notice to Sub-Adviser. As used herein, “with cause” means: (i) any material breach of the Agreement by Sub-Adviser; (ii) any federal or state regulatory violation by Sub-Adviser; and (iii) any material financial or other impairment that in the reasonable judgment of CSIM impairs Sub-Adviser’s ability to perform the Services.

(c) This Agreement may be terminated by the Sub-Adviser at any time, without cause and without payment of any penalty, upon 90 days’ written notice to CSIM.

(d) This Agreement will automatically and immediately terminate in the event of its assignment or in the event of the termination of the Management Agreement.

(e) Any termination of this Agreement in accordance with the terms hereof will not affect the obligations or liabilities accrued prior to termination. As used in this Section 15, the terms “assignment”, “interested persons,” and a “vote of a majority of the outstanding voting securities” will have the respective meanings set forth in the 1940 Act; subject to such exceptions and other relief as may be granted by the SEC.

16. NOTICE. All notices required or permitted hereunder will be deemed sufficient upon receipt if sent by: (a) hand; (b) registered or certified mail, postage prepaid; (c) overnight courier; or (d) facsimile transmission to the last address furnished by the other party to the party giving notice. At the outset, such notices will be delivered to the following addresses:

CSIM:	Charles Schwab Investment Management, Inc. 211 Main Street San Francisco, CA 94105 Attention: Treasurer and Principal Financial Officer Telephone: (415) 667-7400 Facsimile: (415) 667-7644

Sub-Adviser:	Mondrian Investment Partners Limited
Street Address: 10 Gresham St., 5th Floor
City and Zip Code: London, EC2V 7JD, United Kingdom
Attention: Managing Director
Telephone: +44-20-7477-7000
Facsimile: +44-20-7776-8500

17. NONCOMPETE PROVISIONS. Sub-Adviser is not and will not become a party to any noncompete agreement or other agreement or arrangement that would restrict, limit or otherwise interfere with the ability of Schwab Parties and their affiliates to employ or engage any person or entity, now or in the future, to provide investment advisory or other services.

18. SEVERABILITY. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

19. GOVERNING LAW. This Agreement will be construed in accordance with the laws of the State of California and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of California, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter will control. Any legal action or proceeding arising out of this Agreement will be brought only in the courts of the State of California located in the City and County of San Francisco or in the United States District Court for the Northern District of California. Each party will submit to the jurisdiction of such courts and venue in such courts and will waive any claims that such courts lack jurisdiction or are inconvenient forums.

20. MISCELLANEOUS.

(a) This Agreement constitutes the entire agreement and understanding between the parties relating to the Services. Any prior agreements, promises or representations not expressly set forth in this Agreement are of no force and effect. No waiver or modification of this Agreement will be effective unless reduced to writing and signed by the party to be charged. No failure to exercise and no delay in exercising on the part of any party hereto of any right, remedy, power or privilege hereunder will operate as a waiver thereof.

(b) This Agreement is entered into on behalf of each Fund severally, and not jointly, with the express intention that the provisions contained herein will apply separately with respect to each Fund, as if contained in separate agreements.

(c) Except as set forth in Section 15, this Agreement binds and inures to the benefit of parties, their successors and assigns. This Agreement may be executed in more than one counterpart each of which will be deemed an original and both of which, taken together, will be deemed to constitute one and the same instrument.

(d) Company refers to           and its Trustees, as Trustees but not individually or personally, acting under a           Declaration of Trust dated          . A copy of the Certificate of Trust of Company is on file with the Secretary of State of the          . Notice is hereby given that the obligations of Company entered into in the name of or on behalf of Company by any of its Trustees, representatives or agents are made not individually, but in such Company capacities. Such obligations are not binding upon any of the Trustees, shareholders or representatives of Company personally, but bind only the assets of Company belonging to such Fund for the enforcement of any claims against Company.

(e) As used in this Agreement, any references to any laws (including, without limitation, the 1940 Act, Advisers Act, Code and CEA) incorporate the effects of: (i) any amendments to such laws; (ii) any rules or regulations promulgated under such laws; and (iii) any interpretations of such laws, rules or regulations by the applicable regulatory authorities.

NOW THEREFORE, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

Charles Schwab Investment Management, Inc.

By:
Name:
Title:

MONDRIAN INVESTMENT PARTNERS LIMITED

By:
Name:
Title:

List of Schedules

Schedule A — Funds
Schedule B — Fees
Schedule C — Mutual Confidentiality and Non-Disclosure Agreement
Schedule D — Intentionally Deleted

FORM OF SCHEDULE A
TO THE
INVESTMENT SUB-ADVISORY AGREEMENT
BETWEEN

CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.
AND
MONDRIAN INVESTMENT PARTNERS LIMITED

FUND(S)

Effective Date of this Schedule A:

FORM OF SCHEDULE B
TO THE
INVESTMENT SUB-ADVISORY AGREEMENT
BETWEEN

CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.
AND
MONDRIAN INVESTMENT PARTNERS LIMITED

FEES

Fees will be accrued each day by applying to the Net Asset Value of the Managed Assets at the end of that day, the daily rate, using a 365-day year, equivalent to the applicable fee percentage set forth below (“Company Percentage”). Sub-Adviser represents and warrants that the Company Percentage now is and in the future will be equal to or less than the applicable fee percentage payable to Sub-Adviser under any other advisory or sub-advisory agreement for comparable investment advisory services (each a “Third Party Percentage”). If at any time, the Company Percentage is greater than any Third Party Percentage, the Company Percentage will be reduced to the lowest Third Party Percentage, including with respect to any advisory or sub-advisory agreement amended or entered into by Sub-Adviser after the effective date of this Schedule. Fees will be paid within 30 days following the end of each calendar quarter.

COMPANY PERCENTAGE

Effective Date of this Schedule B:

FORM OF SCHEDULE C
TO THE
INVESTMENT SUB-ADVISORY AGREEMENT
BETWEEN

CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.
AND
MONDRIAN INVESTMENT PARTNERS LIMITED

MUTUAL CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT

A true and correct copy of the MUTUAL CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT is attached hereto.

Effective Date of this Schedule C:

FORM OF CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT

This Agreement is made effective as of this           day of          , 2011 (“Effective Date”) by and between Mondrian Investment Partners Limited (“Company”), and Charles Schwab Investment Management, Inc. (“CSIM”).

WHEREAS, Company and CSIM are considering entering into a business arrangement (“Business Arrangement”); and

WHEREAS, Company and CSIM each desires to review and discuss certain proprietary and confidential information of the other party and its affiliates in connection with analysis of the Business Arrangement (“Analysis”); and

WHEREAS, Company and CSIM each desires that all of its and its affiliates confidential and proprietary information revealed to the other party and its affiliates be subject to the confidentiality and non-disclosure restrictions imposed by this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

1. Definition of Confidential Information.  The term “Confidential Information” means any information that Disclosing Party (as defined below) discloses in connection with the Analysis or any resulting Business Arrangement, whether in writing, electronically or orally, to Receiving Party (as defined below), whether in tangible or intangible form. Confidential Information includes, without limitation, any information concerning: Disclosing Party’s financial or business plans or operations, such as research or investment activities and plans, marketing or sales plans, pricing or pricing strategies, operational techniques, internal controls, compliance policies, methods of operation, security procedures, strategic plans, Schwab Customer Information (as defined below), and unpublished financial information, including information concerning revenues, profits and profit margins. In addition, Company will not use any Confidential Information concerning each Fund’s portfolio holdings, including, without limitation, the names of the portfolio holdings and the values thereof or other Schwab Confidential Information, for purposes of making any decision about whether to purchase or redeem shares of each Fund or to execute any other securities transaction. In the event any of the provisions of the Confidentiality Agreement conflict with any of the provisions of the Investment Sub-Advisory Agreement, the latter will control.

2. Definition of Disclosing Party and Receiving Party.  The term “Disclosing Party” means the party and its affiliates providing Confidential Information. The term “Receiving Party” means the party and its affiliates receiving Confidential Information. As defined herein, CSIM’s affiliates include, without limitation, Charles Schwab & Co., Inc. (“Schwab”) and           Trust.

3. Restrictions on Use.  Receiving Party will not use, without the prior written consent of Disclosing Party, any portion of Disclosing Party’s Confidential Information for any purpose other than to perform the Analysis or to provide the services under any resulting Business Arrangement. Receiving Party will: (a) hold Confidential Information of Disclosing Party in the strictest confidence; (b) exercise no less care with respect to Disclosing Party’s Confidential Information than the level of care exercised with respect to Receiving Party’s Confidential Information; (c) not disclose, without Disclosing Party’s prior written consent, Disclosing Party’s Confidential Information to any third party; (d) notify immediately Disclosing Party of any unauthorized disclosure, and cooperate with Disclosing Party to protect all rights in and ownership of the Confidential Information; and (e) restrict dissemination of Disclosing Party’s Confidential Information to persons within Receiving Party who are directly involved in the Analysis or in performing the services under any resulting Business Arrangement, and who are bound by confidentiality provisions as stringent as the terms set forth herein.

4. Exceptions.  The foregoing Restrictions on Use will not prohibit or limit Receiving Party’s use, disclosure, reproduction or dissemination of any Confidential Information that: (a) is or becomes public domain information or material through no fault or breach on the part of Receiving Party; (b) is already lawfully known (without restriction on disclosure) to Receiving Party prior to the information being disclosed to Receiving Party by Disclosing Party; (c) is or becomes rightfully furnished to Receiving Party without restriction on disclosure by a third person lawfully in possession thereof; (d) is independently developed, by or for Receiving Party, without reference to Disclosing Party’s Confidential Information; and (e) is required to be disclosed by court order, or pursuant to applicable law, regulation or self-regulatory organization rules; provided that Receiving Party notifies Disclosing Party in order that Disclosing Party may have a reasonable opportunity to obtain a protective order or other form of protection against disclosure. It will be presumed that any Confidential Information in the possession of Receiving Party that has been disclosed to it by Disclosing Party is not within any of the exceptions above, and the burden is on Receiving Party to prove otherwise by records and documentation.

5. No License.  This Agreement will not be construed as granting or conferring any rights on either party by license or otherwise, expressly or implicitly, with respect to any Confidential Information, Schwab Customer Information, or any invention, discovery or improvement made, conceived or acquired prior to or after the Effective Date.

6. Termination.  This Agreement will terminate as follows: (a) If the Parties do not enter into a Business Arrangement, upon termination of this Analysis; or (b) If the Parties do enter into a Business Arrangement, as provided in the written agreement memorializing the Business Arrangement. Upon termination, each party will continue to hold the Confidential Information in strict confidence as set forth herein for ten years from the date of termination, except with regard to (a) trade secrets of Disclosing Party which will be held in confidence for as long as such information remains a trade secret, and (b) Schwab Customer Information (as defined below) which will be held by Company in strict confidence in perpetuity.

7. Return of Materials.  Within ten days of this Agreement’s termination, Receiving Party will: (a) return or destroy, at the option of Disclosing Party, all originals and copies of all documents and materials Receiving Party has received from Disclosing Party containing Confidential Information; (b) deliver or destroy, at the option of Disclosing Party, all originals and copies of all summaries, records, descriptions, modifications, negatives, drawings, adoptions and other documents or materials, whether in writing or in machine-readable form, prepared by Receiving Party or prepared under its direction or at its request from Disclosing Party’s Confidential Information (’Derivative Material”); and (c) provide a written statement to Disclosing Party certifying that all Confidential Material and all Derivative Material have been delivered to Disclosing Party or destroyed, as requested by Disclosing Party.

8. Equitable Relief.  Each party acknowledges that any breach of this Agreement would cause Disclosing Party irreparable harm for which monetary damages would be inadequate. Accordingly, Disclosing Party will be entitled to seek injunctive or other equitable relief to remedy any threatened or actual breach of this Agreement by Receiving Party, as well as monetary damages.

9. No Commitment.  This Agreement will not constitute a commitment by either party to enter into any Business Arrangement with the other party.

10. Definition of Schwab Customer Information.  “Schwab Customer Information” means all intentionally or unintentionally disclosed information, however collected, including without limitation, through “cookies”, Web bugs or non-electronic means, pertaining to or identifiable to a Customer (as defined below), including without limitation; (a) name, address, email address, passwords, personal financial information, personal preferences, demographic data, marketing data, data about securities transactions, credit data, or any other identification data; (b) any information that reflects use of or interactions with a Schwab Service (as defined below), including but not limited to, information concerning computer search paths, any profiles created, or general usage data; or (c) any data otherwise submitted in the process of registering for, or during the course of using, a Schwab Service. “Customer” means any (a) customer, (b) prospect, or (c) subscriber or user of any Schwab Service. “Schwab Service” means any service that Schwab makes available to its Customers through Web sites, desktops, email, wireless devices, or from any other communications channel or other medium developed, owned, licensed, operated, hosted, or otherwise controlled by or on behalf of Schwab.

11. Restrictions on Use of Schwab Customer Information.  Without limiting any other warranty or obligation of Company, during the term of this Agreement and thereafter in perpetuity, Company will not gather, store, or use any Schwab Customer Information in any manner, and will not disclose, distribute, sell, share, rent or otherwise transfer any Schwab Customer Information to any third party, except as expressly provided in this Agreement or as Company may be expressly directed in advance in writing by Schwab. Company represents, covenants, and warrants that Company will use Schwab Customer Information only in compliance with: (i) this Agreement or any subsequent Business Arrangement; (ii) Schwab’s privacy policies; and (iii) all applicable laws, policies and regulations (including but not limited to applicable laws, policies and regulations related to spamming, privacy, and consumer protection). Company hereby agrees to indemnify and hold harmless Schwab and its affiliates (including, without limitation, CSIM and           Trust) from against any and all damages, losses, liabilities, settlements and expenses (including without limitation costs and attorneys’ fees) in connection with any claim or action that arises from an alleged violation of this Agreement. Company will not retain any Schwab Customer Information for any period longer than necessary for Company to fulfill its obligations under this Agreement.

12. No Publicity.  Company will not announce or disclose the existence of this Agreement, the Analysis, and any subsequent Business Arrangement, or their contents or any discussions relating thereto, to any third party without the prior written consent of CSIM (it being acknowledged that such consent may have been provided by CSIM with respect to particular circumstances prior to the date of this Agreement), or except as may be required by law, in which case Company will give CSIM the maximum feasible prior notice of such disclosure.

13. Miscellaneous.  This Agreement will be governed by the laws of the State of California applicable to agreements between residents of California made and to be performed entirely within the State of California. This Agreement will be binding upon, and will inure to the benefit of, the parties and their respective successors and assigns. Any modifications to this Agreement must be in writing and signed by both parties. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same Agreement.

IN WITNESS WHEREOF, the authorized representatives of the parties hereto have executed this Agreement.

CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

By:
Name:
Title:
Telephone:
Facsimile:
Date:

MONDRIAN INVESTMENT PARTNERS LIMITED

By:
Name:
Title:
Telephone:
Facsimile:
Date:

APPENDIX C

INFORMATION REGARDING THE SUB-ADVISORY AGREEMENT WITH MONDRIAN
INVESTMENT PARTNERS LIMITED AND FEES
PAID TO THE SUB-ADVISER

Mondrian Investment Partners Limited (the “Sub-Adviser”) currently serves as sub-adviser to the Laudus Mondrian Emerging Markets Fund, Laudus Mondrian International Fixed Income Fund, Laudus Mondrian International Equity Fund, Laudus Mondrian Global Equity Fund, Laudus Mondrian Institutional Emerging Markets Fund, and Laudus Mondrian Institutional International Equity Fund, each a series of Laudus Trust or Laudus Institutional Trust (collectively, the “Funds”), pursuant to Interim Agreements between the Sub-Adviser and the Funds’ investment adviser (the “Investment Adviser”) which were approved by the Funds’ Board of Trustees on June 28, 2011 and became effective on July 12, 2011.

The table below provides the following information:

(i) the effective date of the Sub-Advisory Agreement;

(ii) the annual rate of sub-advisory fees paid by the Investment Adviser to the Sub-Adviser for the Sub-Adviser’s sub-advisory services to the Mondrian Funds; and

(iii) the aggregate amount of advisory fees paid by the Investment Adviser to the Sub-Adviser for the Sub-Adviser’s sub-advisory services to the Funds during the Funds’ most recently completed fiscal year, ended March 31, 2011.

	Date of		Sub-Advisory Fees
	Sub-Advisory		Paid to
Fund	Agreement	Sub-Advisory Fees	Sub-Adviser

Laudus Mondrian Emerging Markets Fund
Interim Agreement	July 12, 2011	0.65% of daily assets on the first $250 million of assets; 0.60% of daily assets on amounts over $250 million	$0*
Prior Agreement	September 28, 2007	0.65% of daily assets on the first $250 million of assets; 0.60% of daily assets on amounts over $250 million	$941,589
Laudus Mondrian International Fixed Income Fund
Interim Agreement	July 12, 2011	0.30% of daily assets on the first $250 million of assets; 0.265% of daily assets on amounts over $250 million	$0*
Prior Agreement	September 28, 2007	0.30% of daily assets on the first $250 million of assets; 0.265% of daily assets on amounts over $250 million	$1,474,346

C-1

	Date of		Sub-Advisory Fees
	Sub-Advisory		Paid to
Fund	Agreement	Sub-Advisory Fees	Sub-Adviser

Laudus Mondrian International Equity Fund
Interim Agreement	July 12, 2011	0.40% of daily assets on the first $250 million of assets; 0.325% of daily assets on amounts over $250 million	$0*
Prior Agreement	April 1, 2008	0.40% of daily assets on the first $250 million of assets; 0.325% of daily assets on amounts over $250 million	$346,637
Laudus Mondrian Global Equity Fund
Interim Agreement	July 12, 2011	0.40% of daily assets on the first $250 million of assets; 0.325% of daily assets on amounts over $250 million	$0*
Prior Agreement	April 1, 2008	0.40% of daily assets on the first $250 million of assets; 0.325% of daily assets on amounts over $250 million	$17,693
Laudus Mondrian Institutional Emerging Markets Fund
Interim Agreement	July 12, 2011	0.65% of daily assets on the first $250 million of assets 0.60% of daily assets on amounts over $250 million	$0*
Prior Agreement	March 31, 2008	0.65% of daily assets on the first $250 million of assets 0.60% of daily assets on amounts over $250 million	$87,459
Laudus Mondrian Institutional International Equity Fund
Interim Agreement	July 12, 2011	0.40% of daily assets on the first $250 million of assets 0.325% of daily assets on amounts over $250 million	$0*
Prior Agreement	March 31, 2008	0.40% of daily assets on the first $250 million of assets 0.325% of daily assets on amounts over $250 million	$56,581

*	There were no sub-advisory fees paid to Mondrian pursuant to the Interim Agreements for the fiscal year ended March 31, 2011 because Mondrian did not begin sub-advising each of the Funds pursuant to the Interim Agreements until July 12, 2011.

C-2

APPENDIX D

DIRECTORS/TRUSTEES/MANAGERS AND OFFICERS

GENERAL PARTNERS AND PRINCIPAL EXECUTIVE OFFICERS OF MONDRIAN INVESTMENT PARTNERS LIMITED. The business address of the directors and principal executive officers is 10 Gresham Street, Fifth Floor, London, United Kingdom, EC2V 7JD.

	Position Held with	Other Principal
Name	Mondrian Investment Partners Limited	Occupation/Position

David G. Tilles	Executive Chairman	None
Clive A. Gillmore	Chief Executive Officer, Chief Investment Officer — Global Equities, Director	None
John Emberson	Director, Chief Operating Officer	None
John Kirk	Deputy Chief Executive Officer	None
Christopher A. Moth	Director, Chief Investment Officer — Fixed Income and Currency	None
Elizabeth A. Desmond	Director, Chief Investment Officer — International Equities	None
Nigel G. May	Deputy Chief Executive Officer	None
Hamish Parker	Director	None
John L. Barrett	Chief Compliance Officer	None
Jane Scott Goss	General Counsel, Secretary	None
Warren D. Shirvell	Deputy Chief Operating Officer	None

D-1

APPENDIX E

ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT OBJECTIVES
ADVISED BY MONDRIAN INVESTMENT

PARTNERS LIMITED

The table below lists the names of other mutual funds sub-advised by Mondrian Investment Partners Limited (the “Sub-Adviser”) with similar investment objectives as the Funds, and information concerning the Funds’ and such other funds’ net assets as of June 30, 2011 and the rate of compensation for the Sub-Adviser for its services to the Fund and such other funds.

	Annual Compensation to the
Name of Fund Subject to this	Sub-Adviser (as a percentage	Net Assets
Proxy Statement	of average daily net assets)	(In millions)

Name(s) of Other Fund(s) with Similar Objectives
Laudus Mondrian Emerging Markets Fund	0.65% of daily assets on the first $250 million of assets; 0.60% of daily assets on amounts over $250 million	$192
Laudus Mondrian Institutional Emerging Markets Fund	0.65% of daily assets on the first $250 million of assets 0.60% of daily assets on amounts over $250 million	$70
LVIP Global Income Fund	All assets 0.75%	$594

The Laudus Mondrian Funds are managed using a Large Cap Concentrated style. The comparable registered investment company is run using a similar All Cap style with Mondrian acting as the sole subadviser.
Laudus Mondrian International Fixed Income Fund	0.30% of daily assets on the first $250 million of assets; 0.265% of daily assets on amounts over $250 million	$1,083
Delaware Pooled Trust — The Global Fixed Income Portfolio	All assets 0.30%	$220
Laudus Mondrian International Equity Fund	0.40% of daily assets on the first $250 million of assets; 0.325% of daily assets on amounts over $250 million	$128
Laudus Mondrian Institutional International Equity Fund	0.40% of daily assets on the first $250 million of assets 0.325% of daily assets on amounts over $250 million	$17
Delaware Pooled Trust — The International Equity Portfolio	All assets 0.36%	$694
Delaware Pooled Trust — The Labor Select International Equity Portfolio	All assets 0.30%	$680
LVIP Mondrian International Value Fund	$0-$800 million 0.40% $800-$1.3 billion 0.35% Over $1.3 billion 0.33%	$673
The Laudus Mondrian Fund is managed using a Large Cap Concentrated style. The comparable registered investment companies are run using a similar All Cap style with Mondrian acting as the sole subadviser for each fund.
Laudus Mondrian Global Equity Fund	0.40% of daily assets on the first $250 million of assets; 0.325% of daily assets on amounts over $250 million	$5
None

E-1

APPENDIX F

RECORD OR BENEFICIAL OWNERSHIP

As of August 11, 2011, the following shareholders owned, of record, or to the knowledge of the Funds, beneficially, 5% or more of the outstanding shares of the Funds.

		Amount of Shares
	Name and Address of Record	Held/Nature of
Title of Class	or Beneficial Owner	Ownership	Percent of Class

Laudus Mondrian International Equity Fund — Investor Shares	Charles Schwab & Co Inc For the Exclusive Use of Our Customers 211 Main Street San Francisco, CA 94105	44,213.908 Record	35%
	National Financial Services LLC For the Exclusive Use of Customers 200 Liberty St One World Financial Center New York, NY 10281	32,109.874 Record	25%
	AMO Clearing Omnibus Account FBO JP Morgan Clearing #0352 Charles Schwab & Co Inc 211 Main Street San Francisco, CA 94105	21,888.946 Record	17	%(1)
	Oppenheimer & Co. Inc FBO Fred B Devitt III SUCC TTEE C Dale Schwant REV Trust Delray Beach, FL	9,441.944 Record	7%
Laudus Mondrian International Equity Fund — Select Shares	Charles Schwab & Co Inc For the Exclusive Use of Our Customers 211 Main Street San Francisco, CA 94105	76,289.653 Record	100%
	Charles Schwab Trust Co TTEE Hellman & Friedman PS & 401K New York, NY	47,718.510 Beneficial	63	%(1)
	N. Friedland & J Florczak TTE Nancy E Friedland Revocable Trust St. Louis, MO	12,882.793 Beneficial	17	%(1)
	James F. Brecker Jr. Malvern, PA	8,160.117 Beneficial	11	%(1)
	George Martin Morrissey & Jill Lynn Morrissey JT TEN Omaha, NE	7,528.231 Beneficial	10	%(1)
Laudus Mondrian International Equity Fund — Institutional Shares	Charles Schwab & Co Inc For the Exclusive Use of Our Customers 211 Main Street San Francisco, CA 94105	8,994,542.839 Record	59%
	Schwab Target 2040 211 Main Street San Francisco, CA 94105	1,748,464.929 Beneficial	12	%(1)
	Schwab Target 2030 211 Main Street San Francisco, CA 94105	1,721,595.218 Beneficial	11	%(1)
	Schwab Target 2020 211 Main Street San Francisco, CA 94105	1,026,243.138 Beneficial	7	%(1)

		Amount of Shares
	Name and Address of Record	Held/Nature of
Title of Class	or Beneficial Owner	Ownership	Percent of Class

	Greater Texas Foundation Bryan, TX	942,087.405 Beneficial	6	%(1)
Laudus Mondrian Global Equity Fund — Investor Shares	Charles Schwab & Co Inc For the Exclusive Use of Our Customers 211 Main Street San Francisco, CA 94105	11,489.269 Record	92%
	Manuel Alfonso Carvallo & Veronica Gonzalez JT TEN Alpharetta, GA	2,082.445 Beneficial	17	%(1)
	Virginia Pereira Dirschl TTEE Chapel Hill, NC	1,436.752 Beneficial	12	%(1)
	Jay C. Mihulka Wentzville, MO	1,157.442 Beneficial	9	%(1)
	Philip Francus CUST for Rachel Funcus Unyutma Woodhaven, NY	1,094.385 Beneficial	9	%(1)
	Merrill Lynch Pierce Fenner & Smith For Sole Benefits of Its Customers 4800 Deer Lake Dr E Building 1 Second Floor C Wing Jacksonville, FL 32246	932.662 Record	8%
	AMO Clearing Omnibus Acct FBO Scotttrade DTCC #0705 Charles Schwab & Co Inc	871.890 Record	7	%(1)
Laudus Mondrian Global Equity Fund — Select Shares	Charles Schwab & Co Inc For the Exclusive Use of Our Customers 211 Main Street San Francisco, CA 94105	17,285.260 Record	55%
	P Regan & K Regan TTEE Patrick R Regan Revocable Trust Minneapolis, MN	17,139.427 Beneficial	55	%(1)
	State Street Bank and Trust Co Cust for the IRA of Barr Rosenberg Orinda, CA	13,960.703 Beneficial	45%
Laudus Mondrian Global Equity Fund — Institutional Shares	Charles Schwab & Co Inc For the Exclusive Use of Our Customers 211 Main Street San Francisco, CA 94105	525,890.007 Record	100%
	The Charles Schwab Corporation Treasury Department 120 Kearny St San Francisco, CA 94108	525,890.007 Beneficial	100	%(1)

		Amount of Shares
	Name and Address of Record	Held/Nature of
Title of Class	or Beneficial Owner	Ownership	Percent of Class

Laudus Mondrian Emerging Markets Fund — Investor Shares	Charles Schwab & Co Inc For the Exclusive Use of Our Customers 211 Main Street San Francisco, CA 94105	629,460.236 Record	59%
	National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty St One World Financial Center New York, NY 10281	193,983.338 Record	18%
Laudus Mondrian Emerging Markets Fund — Select Shares	Charles Schwab & Co Inc For the Exclusive Use of Our Customers 211 Main Street San Francisco, CA 94105	324,901.039 Record	59%
	Strafe & Co The Kettering Fund PO Box 6924 Newark, DE 19714	165,036.675 Beneficial	30%
	National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty St One World Financial Center New York, NY 10281	38,025.384 Record	7%
Laudus Mondrian Emerging Markets Fund — Institutional Shares	National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty St One World Financial Center New York, NY 10281	9,306,639.597 Record	52%
	Charles Schwab & Co Inc For the Exclusive Use of Our Customers 211 Main Street San Francisco, CA 94105	6,690,571.739 Record	37%
	Schwab Target 2040 211 Main Street San Francisco, CA 94105	1,246,488.132 Beneficial	7	%(1)
	Schwab Target 2030 211 Main Street San Francisco, CA 94105	1,243,332.637 Beneficial	7	%(1)
Laudus Mondrian Fixed Income Fund — Institutional Shares	Wells Fargo Bank, NA FBO Omnibus Account PO Box 1533 Minneapolis, MN 55480	49,976,282.902 Record	67%
	Charles Schwab & Co Inc For the Exclusive Use of Our Customers 211 Main Street San Francisco, CA 94105	15,045,654.279 Record	20%

		Amount of Shares
	Name and Address of Record	Held/Nature of
Title of Class	or Beneficial Owner	Ownership	Percent of Class

Laudus Mondrian Institutional Emerging Markets Fund	Dingle & Co PO Box 75000 Detroit, MI 48275	2,933,061.540 Record	36%
	Charles Schwab & Co Inc For the Exclusive Use of Our Customers 211 Main Street San Francisco, CA 94105	2,592,746.353 Record	32%
	Non US Focused Pool Series of Windermere Jupiter Fund LLC 12505 Park Potomac Ave STE 400 Potomac, MD 20854	1,202,087.253 Beneficial	15	%(1)
	The Northern Trust Company Trustee A-E-F-C Global Equity PO Box 92956 Chicago, IL 60675	750,267.953 Beneficial	9%
	Attn Mutual Fund Administrator C/O M&T Bank SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	551,310.044 Record	7%
Laudus Mondrian Institutional International Equity Fund	US Bank FBO Banquet EMP Unions Pen PO Box 1787 Milwaukee, WI 53201	750,570.667 Beneficial	35%
	Mondrian Investment Partners LTD 10 Gresham St 5th Floor London EC2V 750 England	321,305.273 Beneficial	15%
	Northern Trust Co CUST FBO JDO LP Act 1 PO Box 92956 Chicago, IL 60675	264,974.384 Beneficial	12%
	William A.M. Burden & Co LP 805 3rd Ave Fl 12 New York, NY 10022	238,194.999 Beneficial	11%
	Northern Trust Co. Custodian CUST FBO JDO LP Act 2 PO Box 92956 Chicago, IL 60675	207,877.189 Beneficial	10%
	Northern Trust Co Custodian B Osher #2 LP PO Box 92956 Chicago, IL 60675	180,044.882 Beneficial	8%
	Northern Trust Co Custodian B Osher #3 LP PO Box 92956 Chicago, IL 60675	180,044.882 Beneficial	8%

(1)	These shares are held within the Charles Schwab & Co., Inc. account listed elsewhere in this table.

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REG63509-00

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

VOTING OPTIONS
READ YOUR PROXY STATEMENT AND HAVE IT
AT HAND WHEN VOTING.

3 EASY WAYS TO VOTE YOUR PROXY
To vote by Internet
1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Go to website www.proxyvote.com

3)	Follow the instructions provided on the website.
To vote by Telephone
1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Call 1-800-690-6903

3)	Follow the instructions.
To vote by Mail
1)	Read the Proxy Statement.

2)	Check the appropriate boxes on the proxy card below.

3)	Sign and date the proxy card.

4)	Return the proxy card in the envelope provided.
This proxy will be voted as instructed. If no specification is made for the proposal, the proxy will be voted “FOR” the proposal. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof.
THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

[M18129-S51873]	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Trustees recommends that you vote FOR each of the approval of the New Sub-Advisory Agreement:	For	Against	Abstain

PROPOSAL 1: TO APPROVE THE NEW SUB-ADVISORY AGREEMENT BETWEEN CHARLES SCHWAB INVESTMENT MANAGEMENT, INC. AND MONDRIAN INVESTMENT PARTNERS LIMITED, ON BEHALF OF THE FUNDS BELOW:

Laudus Mondrian Emerging Markets Fund	☐	☐	☐

Laudus Mondrian International Fixed Income Fund	☐	☐	☐

Laudus Mondrian International Equity Fund	☐	☐	☐

Laudus Mondrian Global Equity Fund	☐	☐	☐

Laudus Mondrian Institutional Emerging Markets Fund	☐	☐	☐

Laudus Mondrian Institutional International Equity Fund PROPOSAL 2: TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF EACH FUND	☐	☐	☐

Signature (PLEASE SIGN ABOVE)	Date	Signature (Joint Owners)	Date
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of
Shareholders to be held on October 5, 2011:
The Statement is available at www.proxyvote.com.

[Insert Fund Name Here]	M18130-S51873

LAUDUS FUNDS
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 5, 2011
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF THE FUNDS
     The undersigned hereby appoint(s) Catherine MacGregor, Christine Pierangeli and Michael Bonardi, and each of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in each of the Funds with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders (“Special Meeting”) of each such Fund to be held on October 5, 2011, at the offices of Charles Schwab & Co., Inc., 215 Fremont Street, San Francisco, California, at 8:30 a.m., Pacific time, and at any adjournments or postponements thereof.
     The undersigned acknowledges receipt of the Notice of the Special Meeting and of the accompanying Proxy Statement, and revokes any proxy previously given with respect to such Special Meeting.
     This proxy, when properly executed, will be voted as indicated on the reverse side. If you sign without otherwise indicating a vote on the proposal, this proxy will be voted FOR the proposal. As to any other matter that may properly come before the Special Meeting, the shares will be voted by said proxies in accordance with their judgment.